UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2021

SVB Financial Group

(Exact Name of Registrant as Specified In Its Charter)

Delaware	001-39154	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive
Santa Clara, California 95054-1191
(Address of principal executive offices) (Zip Code)

(408) 654-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SIVB	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of 5.250% Fixed Rate Non- Cumulative Perpetual Preferred Stock, Series A	SIVBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.	Material Modification to Rights of Security Holders.

Upon issuance of the Series D Non-Cumulative Perpetual Preferred Stock, liquidation amount of $100,000 per share (the “Series D Preferred Stock”) and the Series E Non-Cumulative Perpetual Preferred Stock, liquidation amount of $100,000 per share (the “Series E Preferred Stock,” together with the Series D Preferred Stock, the “Preferred Stock”), by SVB Financial Group (the “Registrant”) on October 28, 2021, the ability of the Registrant to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of other stock of the Registrant that rank junior to the Preferred Stock will be subject to certain restrictions in the event that the Registrant does not declare and pay (or set aside) dividends on the Preferred Stock for the last preceding dividend period, and the ability of the Registrant to declare full dividends on any preferred stock that ranks equally with the Preferred Stock will be subject to certain limitations in the event the Registrant declares partial dividends on the Preferred Stock. The terms of the Preferred Stock, including such restrictions, are more fully described in, and this description is qualified in its entirety by reference to, the Certificates of Designations (as defined in Item 5.03 below), copies of which are filed as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2021, the Registrant filed two separate Certificates of Designations (the “Certificates of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series D Preferred Stock and Series E Preferred Stock. The Certificates of Designations became effective upon filing, and copies are filed as Exhibit 3.1 (Series D) and Exhibit 3.2 (Series E) to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

Depositary Shares Offering

On October 25, 2021, the Registrant entered into (i) an underwriting agreement (the “Series D Underwriting Agreement”) with BofA Securities, Inc., as representative of the several underwriters listed therein, relating to the public offering of 1,000,000 depositary shares (the “Series D Depositary Shares”), each representing a 1/100th interest in a share of the Series D Preferred Stock, and (ii) an underwriting agreement (the “Series E Underwriting Agreement,” and together with the Series D Underwriting Agreement, the “Preferred Stock Underwriting Agreements”) with BofA Securities, Inc., as representative of the several underwriters listed therein, relating to the public offering of 600,000 depositary shares (the “Series E Depositary Shares,” and together with the Series D Depositary Shares, the “Depositary Shares”), each representing a 1/100th interest in a share of the Series E Preferred Stock. The Preferred Stock Underwriting Agreements contain various representations, warranties and agreements by the Registrant, conditions to closing, indemnification rights and obligations of the parties thereto and termination provisions. The description of the Preferred Stock Underwriting Agreements set forth above is qualified in its entirety by reference to the Preferred Stock Underwriting Agreements, copies of which are filed as Exhibit 1.1 (Series D) and Exhibit 1.2 (Series E) to this Current Report on Form 8-K and incorporated herein by reference. This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.1 and Exhibit 1.2 as exhibits to the Registrant’s registration statement on Form S-3 (File No. 333-234713) (the “Registration Statement”) and such exhibits are hereby incorporated by reference into the Registration Statement.

The Depositary Shares were issued pursuant to a Deposit Agreement (the “Deposit Agreement”), dated October 28, 2021, among the Registrant, and American Stock Transfer and Trust Company, LLC., acting as depositary, and the holders from time to time of the Depositary Receipts as defined in the Deposit Agreement. A copy of the Deposit Agreement is attached hereto as Exhibit 4.1 and the form of Depositary Receipt is included as Exhibit A of the Deposit Agreement. The form of certificate representing the Series D Preferred Stock is attached hereto as Exhibit 4.2. The form of certificate representing the Series E Preferred Stock is attached hereto as Exhibit 4.3.

A copy of the opinion of Sullivan & Cromwell LLP, counsel for the Registrant, relating to the legality of the issuance and sale of the Depositary Shares is attached as Exhibit 5.1 to this Current Report on Form 8-K. Exhibits 5.1 and 23.1 of this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

Senior Notes Offering

On October 28, 2021, the Registrant issued and sold at the holding company level $650,000,000 aggregate principal amount of its 1.800% Senior Notes due 2026 (the “Notes”). The net proceeds to the Registrant from the sale of the Notes, after deducting underwriting discounts and estimated expenses payable by the Registrant, will be approximately $644.4 million, and will be used by the Registrant for general corporate purposes. The Notes bear interest at an annual rate of 1.800% and will mature on October 28, 2026. The Registrant may redeem the Notes, in whole or in part, at any time and from time to time at the applicable redemption prices set forth in the form of Notes attached hereto as Exhibit 4.8. The Notes were sold pursuant to an underwriting agreement (the “Debt Underwriting Agreement”) with BofA Securities, Inc., as representative of the several underwriters listed therein, dated October 25, 2021. The Debt Underwriting Agreement contains various representations, warranties and agreements by the Registrant, conditions to closing, indemnification rights and obligations of the parties thereto and termination provisions. The Notes were issued pursuant to an Indenture, dated September 20, 2010 (the “Indenture”), between the Registrant and U.S. Bank National Association, as trustee, and an Officers’ Certificate, dated October 28, 2021, authorizing the terms of the Notes (the “Officers’ Certificate”).

The above description of the Debt Underwriting Agreement, the Indenture, the Officers’ Certificate and the Notes is qualified in its entirety by reference to the Debt Underwriting Agreement, the Indenture, the Officers’ Certificate and the form of Notes, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibit 1.3, Exhibit 4.5, Exhibit 4.6 and Exhibit 4.7, respectively.

This Current Report on Form 8-K is being filed for the purpose of filing Exhibit 1.3, Exhibit 4.6 and Exhibit 4.7 as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

A copy of the opinion of Sullivan & Cromwell LLP, counsel for the Registrant, relating to the legality of the issuance and sale of the Notes is attached as Exhibit 5.2 to this Current Report on Form 8-K. Exhibits 5.2 and 23.2 of this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 25, 2021, among SVB Financial Group and BofA Securities, Inc., as representative of the several underwriters listed on Schedule 1 thereto

1.2	Underwriting Agreement, dated October 25, 2021, among SVB Financial Group and BofA Securities, Inc., as representative of the several underwriters listed on Schedule 1 thereto

1.3	Underwriting Agreement, dated October 25, 2021, among SVB Financial Group and BofA Securities, Inc., as representative of the several underwriters listed on Schedule 1 thereto

3.1	Certificate of Designations of the Registrant with respect to the Series D Preferred Stock, dated October 27, 2021, filed with the Secretary of State of the State of Delaware and effective October 27, 2021

3.2	Certificate of Designations of the Registrant with respect to the Series E Preferred Stock, dated October 27, 2021, filed with the Secretary of State of the State of Delaware and effective October 27, 2021

4.1	Deposit Agreement, dated October 28, 2021, among SVB Financial Group and American Stock Transfer and Trust Company, LLC, acting as depositary, and the holders from time to time of the Depositary Receipts described therein

4.2	Form of certificate representing the Series D Preferred Stock

4.3	Form of certificate representing the Series E Preferred Stock

4.4	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.1)

4.5	Indenture, dated September 20, 2010, by and between SVB Financial Group and U.S. Bank National Association, as trustee (incorporated by reference from Exhibit 4.1 of the Registrant’s Current Report on Form 8-K filed on September 20, 2010)

4.6	Officers’ Certificate dated October 28, 2021, delivered pursuant to the Indenture

4.7	Form of 1.800% Senior Notes due 2026 (included as Exhibit A to Exhibit 4.6)

5.1	Opinion of Sullivan & Cromwell LLP with respect to the Depositary Shares

5.2	Opinion of Sullivan & Cromwell LLP with respect to the Notes

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SVB Financial Group (Registrant)

Date: October 28, 2021	By:	/s/ Daniel Beck
	Name:	Daniel Beck
	Title:	Chief Financial Officer